UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016 (January 5, 2016)

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland	001-36163	80-6260391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ		85255
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(480) 510 0500

Starwood Waypoint Residential Trust

1999 Harrison Street,

Oakland, CA 94612

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on January 5, 2016 (the “Closing Date”) of the transactions contemplated by (1) that certain Agreement and Plan of Merger, dated as of September 21, 2015 (the “Merger Agreement”), by and among Starwood Waypoint Residential Trust (now known as Colony Starwood Homes) (the “Company”) and Colony American Homes, Inc., a Maryland corporation (“CAH”), CAH Operating Partnership, L.P., a Delaware Limited Partnership (the “CAH Operating Partnership”), and the parties identified therein as the Company Stockholders, the Company Unitholders and the Company Investors (collectively, the “CAH Investors”), that resulted in CAH merging with and into SWAY Holdco, LLC, a wholly owned subsidiary of the Company (the “Merger Sub”) formed for the purpose of effecting the merger (the “Merger”), on the Closing Date and (2) that certain Contribution Agreement, dated as of September 21, 2015, as amended (the “Contribution Agreement”), among the Company, Starwood Capital Group Global, L.P. (“Starwood Capital Group”), Starwood Waypoint Residential Partnership, L.P. (now known as Colony Starwood Homes Partnership, L.P.) (the “Operating Partnership”) and SWAY Management LLC (the “Manager”), that resulted in the internalization of the Company’s management (the “Internalization”) on the Closing Date.

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Limited Partnership Agreement

On the Closing Date, the Company entered into the Second Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) of the Operating Partnership, by and among the Company and Starwood Capital Group, as the limited partners of the Operating Partnership, and Colony Starwood Homes GP, Inc. (the “General Partner”), the sole general partner of the Operating Partnership and a wholly owned subsidiary of the Company. The Partnership Agreement was entered into to reflect the new names of the Operating Partnership and the General Partner and certain other administrative changes related to the consummation of the Merger and the Internalization. The Partnership Agreement is also attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the consummation of the Merger and the Internalization, the Co-Investment and Allocation Agreement, dated January 31, 2014 (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 5, 2014), among the Company, Starwood Capital Group and the Manager (the “Co-Investment Agreement”), was terminated pursuant to its terms. The Company’s Proxy Statement on Schedule 14A, filed on April 3, 2015 (the “Annual Proxy”), contains a description of the terms of the Co-Investment Agreement. See “Certain Relationships and Related Transactions—Current Co-Investment Rights and Obligations” and “—Exclusivity Provisions” in the Proxy Statement. Such information is incorporated herein by reference.

In addition, in connection with the consummation of the Merger and the Internalization, the Starwood Waypoint Residential Trust Manager Equity Plan (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 21, 2014) (the “Manager Equity Plan”) was terminated. The Company’s Information Statement filed as Exhibit 99.1 (the “Information Statement”) to the Company’s Form 10 filed with the SEC on January 13, 2014 contains a description of the terms of the Manager Equity Plan. See “Management—Equity Incentive Plans—Manager Equity Plan” in the Information Statement. Such information is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Closing of Merger with CAH

On the Closing Date, the Company, CAH, CAH Operating Partnership and the CAH Investors, consummated the transactions contemplated by the Merger Agreement, pursuant to which CAH merged with and into the Merger Sub. The Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland, with an effective time and date of 11:00 a.m. on the Closing Date (the “Merger Effective Time”).

At the Merger Effective Time, all issued and outstanding shares of CAH common stock, par value $0.01 per share (other than shares held by CAH or its wholly owned subsidiaries, which shares were canceled), were exchanged for the right to receive 64,869,526 common shares, $0.01 par value per share (“Common Shares”) (all such shares, the “Merger Consideration”). The issuance of the Common Shares was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) thereof. In addition, at the Merger Effective Time, all issued and outstanding shares of

CAH preferred stock, par value $0.01 per share, were redeemed for an aggregate amount of $125,000, plus any accrued and unpaid dividends, in cash in accordance with the liquidation preference of such preferred shares, all of which were canceled and retired.

A copy of the Merger Agreement was previously filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2015 and is incorporated by reference herein. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Internalization of the Company’s Manager

On the Closing Date, subject to the terms and conditions of the Contribution Agreement, Starwood Capital Group contributed all outstanding equity interests of the Manager to the Operating Partnership, in exchange for a consideration consisting of 6,400,000 common units of the Operating Partnership (“OP Units”). The issuance of the OP Units to Starwood Capital Group was undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof.

A copy of the Contribution Agreement was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2015 and is incorporated by reference herein. A copy of the amendment to the Contribution Agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference. The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, as amended.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 2.01 above is incorporated by reference into this Item 3.02.

Item 4.01	Changes in Registrant’s Certifying Accountant

On the Closing Date, the Company, upon the recommendation and approval of the Company’s Audit Committee, (1) reconfirmed the retention of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm for the fiscal year ended December 31, 2015, and (2) engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the fiscal year ending December 31, 2016, including the interim quarterly periods ending March 31, June 30 and September 30, 2016. As discussed below, the appointment of E&Y will result in the dismissal of Deloitte as the Company’s independent registered public accounting firm after the completion of the Company’s audit for the fiscal year ended December 31, 2015. E&Y previously served as the independent registered public accounting firm for CAH.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through January 8, 2016, neither the Company nor anyone on its behalf has consulted with E&Y regarding (1) application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K under the Securities Act (“Regulation S-K”), or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In connection with the engagement of E&Y, on the Closing Date, the Company notified Deloitte that it will be dismissed as the Company’s independent registered public accounting firm. Deloitte will complete its engagement as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2015 upon the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Upon completion of Deloitte’s audit services, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal of Deloitte and an update to the disclosures required by Item 304(a) of Regulation S-K through that date. The Company has given permission to Deloitte to respond fully to the inquiries of the successor auditor.

Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent period through January 8, 2016, there were (1) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter in its reports for such years and (2) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

The Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K. The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter dated January 8, 2016 is attached as Exhibit 16.1 hereto.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Trustees and Officers

In connection with the Merger and the Internalization and effective as of the Closing Date, Douglas R. Brien, Andrew J. Sossen and Stephen H. Simon resigned as trustees of the Company. The resignations were not due to any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices.

As previously disclosed in a Current Report on Form 8-K filed on November 5, 2015, Douglas R. Brien, Nina A. Tran, Tamra D. Browne and S. Ali Nazar departed as executive officers of the Company effective as of the Closing Date.

Appointment of Trustees

In connection with the Merger and the Internalization and effective as of the Closing Date, the board of trustees of the Company (the “Board”) increased the size of the Board from nine members to twelve. On the Closing Date, Thomas J. Barrack, Jr., Robert T. Best, Thomas M. Bowers, Justin T. Chang, Thomas W. Knapp, Richard B. Saltzman, John L. Steffens and J. Ronald Terwilliger were each appointed and duly elected to fill the vacancies created by the trustee resignations and the increase in the size of the Board. Each of Messrs. Best, Knapp, Steffens and Terwilliger was determined to be an independent trustee under the New York Stock Exchange’s independence standards. In addition, on the Closing Date, the Board reconstituted the following committees and assigned the trustees to serve on each committee as follows:

Audit Committee: John L. Steffens (Chair and designated as the audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act), Robert T. Best and Jeffrey E. Kelter

Nominating and Corporate Governance Committee: J. Ronald Terwilliger (Chair), Richard D. Bronson and Thomas W. Knapp

Compensation Committee: Michael D. Fascitelli (Chair), Robert T. Best and Thomas W. Knapp

The Company’s Definitive Proxy Statement on Schedule 14A, filed on November 13, 2015 (the “Merger Proxy”), contains biographical information about the newly appointed trustees. Such information is incorporated herein by reference.

The Merger Agreement provided that, upon completion of the Merger, the Board would include Barry S. Sternlicht, Thomas J. Barrack, Jr., six individuals designated by CAH and four individuals designated by the Company. CAH designated Messrs. Best, Chang, Knapp, Saltzman, Steffens and Terwilliger, and the Company designated Mr. Bowers and three existing trustees of the Company, Richard D. Bronson, Michael D. Fascitelli and Jeffrey E. Kelter

Messrs. Barrack, Best, Bowers, Chang, Knapp, Saltzman, Steffens and Terwilliger have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As non-executive trustees, Messrs. Best, Bronson, Fascitelli, Kelter, Knapp, Steffens and Terwilliger will receive compensation in the same manner as the Company’s other non-executive trustees. For a description of the compensation, see “Proposal 1 Election of Trustees—Compensation of Trustees” in the Annual Proxy.

Appointment of Certain Officers

In connection with the Merger and the Internalization, Fred Tuomi was appointed as the Company’s Chief Executive Officer, Arik Prawer as the Company’s Chief Financial Officer, Charles D. Young as the Company’s Chief Operating Officer and Lucas Haldeman as the Company’s Chief Technology & Marketing Officer.

The Merger Proxy contains biographical information about the newly appointed officers. Such information is incorporated herein by reference.

Messrs. Tuomi, Prawer, Young and Haldeman have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Indemnification Agreements

In connection with the closing of the Merger and the Internalization, the Board approved an updated form of indemnification agreement for trustees and executive officers (the “Indemnification Agreement”) and the Company entered into the Indemnification Agreement with each trustee and executive officer. The Board determined that it is in the best interests of the Company and its shareholders to enter into Indemnification Agreements in order to attract and retain highly competent individuals to serve, or continue to serve, as trustees and executive officers by eliminating any undue concern that they will not be indemnified for losses incurred by them relating to their status as a trustee or executive officer of the Company. The Company anticipates that it will enter into a substantially similar Indemnification Agreement with any new trustees or executive officers. A copy of the form of the Indemnification Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On the Closing Date, in connection with the Merger and Internalization, the Company amended and restated its declaration of trust (the “Declaration of Trust”) and its bylaws (the “Bylaws”). The Declaration of Trust and Bylaws were amended and restated to reflect the new name of the Company and certain other administrative changes related to the consummation of the Merger and the Internalization. The Declaration of Trust and the Bylaws are also attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 5, 2016, the Company issued a press release announcing the consummation of the Merger and the Internalization. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited financial statements required by this item have been previously filed as part of the Merger Proxy.

The unaudited financial statements required by this item have been previously filed as part of the Merger Proxy.

(b) Pro forma financial information

The pro forma financial information required by this item has been previously filed as part of the Merger Proxy.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 21, 2015, among Starwood Waypoint Residential Trust, Starwood Waypoint Residential Partnership, L.P., SWAY Holdco, LLC, Colony American Homes, Inc., CAH Operating Partnership, L.P., and the parties identified therein as the Company Stockholders, the Company Unitholders and the Company Investors (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K filed September 21, 2015)

2.2	Contribution Agreement, dated as of September 21, 2015, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P., Starwood Waypoint Residential Partnership, L.P. and SWAY Management LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed September 21, 2015)

2.3*	Amendment to Contribution Agreement, dated as of November 13, 2015, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P., Starwood Waypoint Residential Partnership, L.P. and SWAY Management LLC

3.1*	Articles of Amendment and Restatement of Declaration of Trust of Colony Starwood Homes

3.2*	Amended and Restated Bylaws of Colony Starwood Homes

10.1*	Second Amended and Restated Limited Partnership Agreement of Colony Starwood Homes Partnership, L.P., dated January 5, 2016, by and among Colony Starwood Homes, Starwood Capital Group Global, L.P. and Colony Starwood Homes GP, Inc.

10.2*	Form of Indemnification Agreement

16.1*	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated January 8, 2016

99.1*	Press Release, dated January 5, 2016

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY STARWOOD HOMES

Dated: January 8, 2016	By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	Authorized Signatory

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 21, 2015, among Starwood Waypoint Residential Trust, Starwood Waypoint Residential Partnership, L.P., SWAY Holdco, LLC, Colony American Homes, Inc., CAH Operating Partnership, L.P., and the parties identified therein as the Company Stockholders, the Company Unitholders and the Company Investors (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K filed September 21, 2015)

2.2	Contribution Agreement, dated as of September 21, 2015, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P., Starwood Waypoint Residential Partnership, L.P. and SWAY Management LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed September 21, 2015)

2.3*	Amendment to Contribution Agreement, dated as of November 13, 2015, among Starwood Waypoint Residential Trust, Starwood Capital Group Global, L.P., Starwood Waypoint Residential Partnership, L.P. and SWAY Management LLC

3.1*	Articles of Amendment and Restatement of Declaration of Trust of Colony Starwood Homes

3.2*	Amended and Restated Bylaws of Colony Starwood Homes

10.1*	Second Amended and Restated Limited Partnership Agreement of Colony Starwood Homes Partnership, L.P., dated January 5, 2016, by and among Colony Starwood Homes, Starwood Capital Group Global, L.P. and Colony Starwood Homes GP, Inc.

10.2*	Form of Indemnification Agreement

16.1*	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated January 8, 2016

99.1*	Press Release, dated January 5, 2016

*	Filed herewith.